Offerings - Offering: 1	Jun. 01, 2026 USD ($)
Offering:
Fee Previously Paid	false
Transaction Valuation	$ 36,319,517.4
Fee Rate	0.01381%
Amount of Registration Fee	$ 5,015.73
Offering Note

(1)
Calculated as the aggregate maximum purchase price for Shares that could be purchased, based upon the Shares outstanding and 98% of the net asset value of the Trust rounded to four decimal places as of May 28, 2026. Calculated at $138.10 per $1,000,000 of the Transaction Value.